                                                                   EXHIBIT 10.36

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

                             POLYPHASE CORPORATION
                       12% SENIOR CONVERTIBLE DEBENTURES
                              DUE DECEMBER 1, 1997

NO. 1                                                                   $500,000

   Polyphase Corporation, a corporation duly organized and existing under the laws of the State of Nevada (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to) for value received, hereby promises to pay to Bridge Rope & Co., or registered assigns, the principal sum of Five Hundred Thousand Dollars on December 1, 1997, and to pay interest thereon from December 1, 1995 or from the most recent Interest Payment Date to which interest has been paid, semi-annually on December 1 and June 1 in each year, commencing June 1, 1996, at the rate of 12% per annum, until the principal hereof is paid. In the event that, (i) the Company shall have received a written request to effect a registration of securities under the Securities Act pursuant to Section 2.1 of the Registration Rights Agreement and, for any reason whatsoever, (ii) either (A) the Company shall not have filed with the Commission a registration statement with respect to such registration in accordance with Section 2.1 and the other applicable provisions of the Registration Rights Agreement or (B) such registration statement shall have been so filed but shall not have been declared effective by the Commission, in either case on or before the 90th day following the receipt by the Company of such written request, the interest rate in respect of the Bonds shall, on such date, increase to 12 1/4% per annum, and shall further increase on the last day of each consecutive fiscal quarter of the Company thereafter by an additional
1/4%; provided, however, that the interest rate shall revert to 12% per annum when such registration statement has been filed as aforesaid and declared effective by the Commission. The interest so payable, and punctually paid, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date immediately preceding such Interest Payment Date. The Company shall pay interest on overdue principal (and premium, if any) at the interest rate then in effect plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful. Interest on this Bond shall be computed on the basis of a 360-day year of twelve 30-day months.

   The principal of (and premium, if any) and interest on this Bond shall be payable at the Corporate Trust Office of the Trustee and at the office or agency of the Company at 16885 Dallas Parkway, the City of Dallas, the State of Texas, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made at the Corporate Trust Office of the Trustee, by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or by wire transfer of immediately available funds to an account previously designated to the Company by such Person at least three Business Days prior to the Interest Payment Date.

   Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

   Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

   IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its seal.

Dated:  December 1, 1995
                                                     POLYPHASE CORPORATION


                                                     By:_______________________

                                                     Title:____________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION              Attest:

IBJ SCHRODER BANK & TRUST                            __________________________
COMPANY, as Trustee, certifies                       Secretary
that this is one of the Bonds referred
to in the Indenture.

by_____________________________________
          Authorized Signatory

     1. The Indenture. This Bond is one of a duly authorized issue of Bonds of the Company designated as its 12% Senior Convertible Debentures due December 1, 1997 (herein called the "Bonds"), limited in aggregate principal amount to $1,500,000, issued and to be issued under an Indenture, dated as of December 1, 1995 (herein called the "Indenture"), between the Company and IBJ Schroder Bank & Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Bonds and of the terms upon which the Bonds are, and are to be, authenticated and delivered. The terms of the Bonds include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as amended and in effect on the date of the Indenture. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     Initially, IBJ Schroder Bank & Trust Company, as Trustee, will act as Paying Agent, Registrar and conversion agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without notice. The Company may act in any such capacity.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture which has in it the text of the Bond. Requests may be made to: Polyphase Corporation, 16885 Dallas Parkway, Dallas, Texas 75248, Attention: Corporate Secretary.

       2. Optional Redemption. Subject to the conditions set forth below, the Company may, at its option, redeem the Bonds, in whole at any time or in part from time to time, at the following redemption prices (expressed as a percentage of principal amount), payable in cash, in each case together with accrued interest to the Redemption Date:

               Redemption Period          Percentage
               -----------------          ----------

               Within 12 months
               of the date hereof           105%

               Thereafter                   104%


     Notwithstanding the preceding provisions of this Paragraph 2, the Company shall not have the right to redeem any Bonds pursuant to this Paragraph 2 unless
(a) the Average Price per share of Common Stock for each of any 40 Trading Days occurring in a period of 60 consecutive Trading Days during the First Contingent Redemption Period shall have exceeded 250% of the Conversion Price in effect on such day and (b) the Company shall have given to each Holder, in accordance with
SECTION 105 of the Indenture, within 10 days following the last day of such 60-day period (the "Trigger Date"), written notice of such event, in which case the Company shall have the right to redeem the Bonds as hereinabove described at any time during the period commencing on the 51st day after the Trigger Date and ending on November 30, 1997.

     3. Notice of Redemption. Notice of redemption pursuant to Paragraph 2 hereof will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder of Bonds to be redeemed at its registered address. If money sufficient to pay the Redemption Price of and accrued interest on all Bonds (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the Redemption Date, on and after the Redemption Date, interest will cease to accrue on such Bonds or portions thereof.

     4. Use of Proceeds Put Provision. In the event that the Company uses any of the proceeds of the issuance of the Bonds other than to fund the purchase price for the Acquisition, the Company shall immediately provide the Holders with written notice of such other use. In such event, the Holders shall have the right for a period of 90 days from the date such notice is received, at its option, to require the Company to purchase all or any portion of such Holder's Bonds at a price equal to the Purchase Price plus accrued but unpaid interest through the date such Bonds are purchased by the Company.

     5. Put Provision. In the event of a Change of Control or a Delisting (each as hereinafter defined), each Holder shall have the right, at its option, to require the Company to purchase all or any portion of such Holder's Bonds at a price equal to the greater of (a) the Current Market Price per share of Common Stock (determined with reference to the date described in the following clause
(i) or (ii), as applicable) multiplied by the number of shares of Common Stock into which the aggregate principal amount of such Bonds is convertible at the Conversion Price in effect on (i) in the event of a merger or consolidation described in clause (d)(i) or (d)(ii) of the definition of Change of Control set forth below, the earlier of (A) the date of execution of the definitive merger or consolidation agreement in respect of such merger or consolidation and (B) the date any of the principal terms of such merger or consolidation are publicly announced or (ii) in the event of any other Change of Control, the date such Change of Control occurs, and (b) the Redemption Price in effect on the date of such event, plus accrued and unpaid interest to the Purchase Date, as provided in, and subject to the terms of, the Indenture.

     A "Change of Control" shall be deemed to have occurred if and at the time that:

          (a) any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act), other than Current Management (which for purposes of this clause (a) shall include any Person to whom Current Management may transfer Common Stock pursuant to SECTION 1401 of the Indenture) or their Affiliates, is or becomes the beneficial owner, directly or indirectly, of outstanding shares of stock of the Company entitling such Person or Persons to exercise 50% or more of the total voting power of all classes of stock of the Company entitled to vote in the election of directors (the term "beneficial owner" shall be determined in accordance with Rules 13d-3 and 13d-5 promulgated by the Commission under the Exchange Act);

          (b)(i) Current Management (including their Affiliates, other than the Company, and any Person to whom Current Management may transfer Common Stock pursuant to SECTION 1401 of the Indenture) cease to be the beneficial owner, directly or indirectly, in the aggregate, of shares of Common Stock having a fair market value (based on the most recent Closing Price per share of the Common Stock) of at least $12,500,000; (ii) any member of Current Management ceases to be a director or executive officer (within the meaning of Rule 3b-7 promulgated by the Commission under the Exchange Act) of the Company; or (iii) any member of Current Management ceases to devote a substantial part of his time to the Company's business;

          (c) the Company conveys, transfers or leases all or substantially all of its assets to any other Person; or

          (d) the Company consolidates or merges with or into any other Person and (i) the Company is not the surviving corporation, (ii) the Company's earnings per share of Common Stock determined on a pro forma basis, giving effect to such merger or consolidation, for its fiscal year most recently ended and any subsequent interim period with respect to which financial statements are required to be delivered pursuant to SECTION 1201 of the Indenture, shall be less than the Company's historical earnings per share for either such period, which determination shall be made by the Board of Directors, as evidenced by a Board Resolution, within five (5) days following the consummation of such consolidation or merger, or (iii) at any time prior to the last day of the 36th full calendar month following such consolidation or merger, persons who have continuously served as officers or directors of the Company for a period of at least 24 months immediately prior to the effective date of such consolidation or merger cease to constitute a majority of the board of directors of the Person formed by such consolidation or into or with which the Company is merged.

     A "Delisting" shall be deemed to have occurred if and at such time as the Common Stock is neither (a) listed on the New York Stock Exchange or the American Stock Exchange nor (b) admitted for trading and traded through the NASDAQ/NMS.

     Notice of each Change of Control and each Delisting shall be given to each Holder no later than ten (10) days following the occurrence of such event.

     6. Optional Conversion. Any Holder shall have the right, at its option, at any time prior to the close of business on December 1, 1997 to convert, subject to the terms and provisions of the Indenture, the principal amount of any Bond (or any portion of the principal amount thereof that is $1,000 or an integral multiple of $1,000) into such number of fully paid and non-assessable shares of Common Stock as is equal to (i) the principal amount of the Bond divided by (ii) $5.00, subject to adjustment as provided in the Indenture (such price, as so adjusted, is referred to herein as the "Conversion Price"), except that (a) with respect to any Bond, or any portion thereof, which shall be called for redemption pursuant to Paragraph 2 of the Bonds, such right shall terminate at the close of business on the Redemption Date for such Bond, or such portion, unless in any such case the Company shall default in payment of the Redemption Price due upon such redemption and (b) with respect to any Bond, or any portion thereof, delivered by a Holder for purchase by the Company pursuant to Paragraph 4 of the Bonds, such right shall terminate at the close of business on the Purchase Date for such Bond, or such portion, unless in any such case the Company shall default in payment of the Purchase Price therefor. Such conversion right shall be exercised by the surrender of the Bond or Bonds, the principal amount of which is so to be converted, to the Trustee at its Corporate Trust Office any time during usual business hours, accompanied by written notice that the Holder elects to convert such Bond or Bonds or any portion thereof and specifying the name or names (with addresses) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Trustee duly executed by the Holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to the Indenture.

     Upon conversion of any Bond or portion thereof, the Holder thereof shall be entitled to receive payment of all accrued and unpaid interest on such Bond or portion thereof through the date of conversion. The Company will deliver a check in the amount of such accrued and unpaid interest plus any amount in lieu of any fractional share.

     7. Defaults and Remedies. If an Event of Default shall occur and be continuing, the principal of (and premium, if any) and accrued interest on the Bonds may be declared due and payable immediately in the manner and with the effect provided in the Indenture.

     8. Amendments and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Bonds under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

     9. Obligations Unconditional. No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

     10. Denominations, Transfers, Exchange. The Bonds are issuable only in registered form in denominations of $1,000 and any integral multiple thereof. A Holder may transfer or exchange Bonds in accordance with the Indenture. The Bond Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes permitted by the Indenture.

     11. Persons Deemed Owners. Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     12. Governing Law. The Indenture and this Bond shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of such State.

     13. No Recourse Against Others. No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on any Bonds, or any part thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of the Indenture, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company. By accepting a Bond, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Bonds.

     14. Authentication. This Bond shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Bond.

     15. Abbreviations. Customary abbreviations may be used in the name of Holder or an assignee, such as TEN COM (=tenants in common), TENENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).


                                   ASSIGNMENT

I or we assign and transfer this Bond to:

             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

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Agent to transfer this Bond on the books of the Company.  The Agent may substitute another to act for him.

                                  [Check One]

[_] (a) this Bond is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144 or Rule 144A thereunder.

                                       or

[_] (b) this Bond is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Bond and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Bond in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 305 of the Indenture shall have been satisfied.

Date:                                     Your Signature:
     -----------------------                             ----------------------

                                        ---------------------------------------
                                        (Sign exactly as your name appears on
                                        the other side of this Bond)

                                        ---------------------------------------

 Signature Guarantee:


(Signature must be guaranteed by a member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company)



                 OPTION OF HOLDER TO ELECT PURCHASE/CONVERSION

         If you want to elect to have all or any part of this Bond purchased by the Company pursuant to Paragraph 4 herein or converted into Common Stock pursuant to Section 1301 of the Indenture, check the appropriate box:

         [_]    Purchase/Paragraph 4      [_]    Convert/Section 1301

         If you want to have only part of the Bond purchased or converted by the Company pursuant to the above Sections, state the amount you elect to have purchased/converted:

                              $
                               ---------------------


    If you want the stock certificate made out in another person's name, complete the following:

           (Insert other person's social security or tax I.D. number)


                   ----------------------------------------

                   ----------------------------------------

                   ----------------------------------------

                   ----------------------------------------

(Print or type other person's name, address and zip code)



Date:                                   Your Signature:
     --------------------------                        -----------------------

                                        --------------------------------------
                                        (Sign exactly as your name appears on
                                        the other side of this Bond)

                                        --------------------------------------

Signature Guarantee:


(Signature must be guaranteed by a member firm of a national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company)